Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes
Note 13 – Income Taxes

The Company files tax returns in U.S. Federal, state and local jurisdictions, including California and North Carolina, and is subject to audit by tax authorities beginning in the year ended December 31, 2007.

The income tax provision (benefit) consists of the following:

	Years ended December 31,
	2010	2009
Federal
Current	$-	$-
Deferred	(1,194,485)	(1,041,509)

State
Current	-	-
Deferred	(210,791)	(183,796)
	(1,405,276)	(1,225,305)
Change in valuation allowance	1,405,276	1,225,305
Income tax provision (benefit)	$-	$-

For the periods ended December 31, 2010 and December 31, 2009, the expected tax expense (benefit) based on the statutory rate is reconciled with the actual tax expense (benefit) as follows:

	Years ended December 31,
	2010	2009
US Federal statutory rate	(34.0)%	(34.0)%
State income tax, net of federal benefits	(6.0)%	(6.0)%
Fair value of stock issuance	-	5.5%
Other permanent differences	-	0.2%

Change in valuation allowance	40.0%	34.3%

	0.0%	0.0%

As of December 31, 2010 and December 31, 2009, the Company’s deferred tax assets consisted of the effects of temporary differences to the following:

	Years ended December 31,
	2010	2009
Net operating loss	$4,748,894	$3,704,379
Stock based compensation	213,072	126,432
Fixed assets	3,751	24,764
Intangible assets	49,894	12,551
Debt discount on warrants	534,084	478,884
Mark to market of conversion options	429,397	531,514
Accrued vacation	53,700	44,080

Total deferred tax assets	6,032,792	4,922,604

Valuation allowance	(5,817,754)	(4,412,478)

Deferred tax asset, net of allowance	215,038	510,126
Deferred tax liabilities
Amortization of conversion option	$(215,038)	$(510,126)

Net deferred tax assets (liabilities)	$-	$-

For the years ended December 31, 2010 and December 31, 2009, the Company had approximately $11,872,235 and $9,260,947 of federal and state net operating loss carryovers which begin to expire in 2023.  These net operating loss carryovers are subject to limitation under Section 382 of the Internal Revenue Code when there is a greater than 50% ownership change, as determined under the regulations.  Based on its analysis, there was a change of control in June 2009, and the Company has determined that due to the annual limitation under Section 382, $7,330,420 of net operating losses will expire unused.  Therefore, the Company has reduced the related deferred tax asset for net operating loss carryovers by $2,932,168 in the year ended December 31, 2009.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized.  The ultimate realization of deferred tax assets is dependent upon the future generation of taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and taxing strategies in making this assessment.  Based on this assessment, management has established a full valuation allowance against all of the net deferred tax assets for each period, since it is more likely than not that all of the deferred tax assets will not be realized.  The change in valuation allowance for the years ended December 31, 2010 and December 31, 2009 was $1,405,276 and $1,225,305, respectively.

Effective January 1, 2001, the Company adopted the FASB’s guidance on accounting for uncertainty in income taxes.  In accordance with this guidance, interest costs and related penalties related to unrecognized tax benefits are required to be calculated, if applicable.  No interest and penalties associated with income taxes were recorded during the years ended December 31, 2010 and December 31, 2009.  As of December 31, 2010 and December 31, 2009, no liability for unrecognized tax benefits was required to be reported.  The Company does not expect any significant changes in its unrecognized tax benefits in the next year.